UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2024

PLAYA HOTELS & RESORTS N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	1-38012	98-1346104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Nieuwezijds Voorburgwal 104 1012 SG Amsterdam, the Netherlands	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: Tel: +31 6 82 55 84 30

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary Shares, €0.10 par value	PLYA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Playa Hotels & Resorts N.V. (the “Company”) held its annual general meeting of shareholders (the “AGM”) on Thursday, May 16, 2024, at 11:00 a.m., Central European Summer Time, in Amsterdam, the Netherlands. The results of the matters voted upon at the Company’s AGM are set forth below.

(1)	The following nominees were elected as directors to serve one-year terms:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Bruce D. Wardinski[1]	106,729,121	719,041	677,832	5,444,566
Jeanmarie Cooney	107,065,434	380,976	679,584	5,444,566
Hal Stanley Jones	107,065,043	381,317	679,634	5,444,566
Mahmood Khimji	106,219,975	1,185,952	720,067	5,444,566
Elizabeth Lieberman	107,059,942	386,317	679,735	5,444,566
Maria Miller	106,556,569	889,850	679,575	5,444,566
Leticia Navarro	107,061,602	384,758	679,634	5,444,566
Karl Peterson	104,231,118	3,215,242	679,634	5,444,566

1	All nominees were elected as non-executive directors except for Mr. Wardinski, who was elected as sole executive director.

(2)	The shareholders approved the adoption of the Company’s Dutch Statutory Annual Accounts for the fiscal year ended December 31, 2023:

Votes For	Votes Against	Abstain	Broker Non-Votes
107,431,825	6,279	687,890	5,444,566

(3)	The shareholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2024:

Votes For	Votes Against	Abstain	Broker Non-Votes
112,485,670	402,771	682,119	—

(4)	The shareholders approved the instruction to Deloitte Accountants B.V. for the audit of the Company’s Dutch Statutory Annual Accounts for the fiscal year ending December 31, 2024:

Votes For	Votes Against	Abstain	Broker Non-Votes
112,483,740	403,268	683,552	—

(5)	The shareholders approved the non-binding, advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstain	Broker Non-Votes
106,975,873	469,776	680,345	5,444,566

(6)	The shareholders approved the discharge of the Company’s directors from liability for the year ended December 31, 2023:

Votes For	Votes Against	Abstain	Broker Non-Votes
107,187,764	247,654	690,576	5,444,566

(7)	The shareholders approved the authorization of the board of directors to acquire shares (and depository receipts for shares) in the capital of the Company:

Votes For	Votes Against	Abstain	Broker Non-Votes
88,129,847	19,253,666	742,481	5,444,566

(8A)

The shareholders approved the delegation to the board of directors of the authority to issue shares and grant rights to subscribe for shares in the capital of the Company and to limit or exclude pre-emptive rights for 10% of the Company’s issued share capital:

Votes For	Votes Against	Abstain	Broker Non-Votes
106,682,912	429,598	1,013,484	5,444,566

(8B)

The shareholders approved the delegation to the board of directors of the authority to issue shares and grant rights to subscribe for shares in the capital of the Company and to limit or exclude pre-emptive rights for an additional 10% of the Company’s issued share capital:

Votes For	Votes Against	Abstain	Broker Non-Votes
102,713,464	4,398,997	1,013,533	5,444,566

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAYA HOTELS & RESORTS N.V.

Date: May 17, 2024	By:	/s/ Tracy M.J. Colden
Tracy M.J. Colden
EVP & General Counsel